THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENTS

(this “Amendment”) is dated as of June 9, 2023, among TERRASCEND GROWTH CORP., f/k/a GAGE GROWTH CORP., a Canadian federal corporation (“Parent”), GAGE INNOVATIONS CORP., a Canadian federal corporation (“Gage Innovations”), COOKIES RETAIL CANADA CORP., a Canadian federal corporation (“Cookies”), RIVERS INNOVATIONS, INC., a Delaware corporation (“Rivers”), RIVERS INNOVATIONS US SOUTH LLC, a Delaware limited liability company (“Rivers South”), RI SPE 1 LLC, a Delaware limited liability company (“RI SPE”), SPARTAN PARTNERS CORPORATION, a Michigan corporation (“Spartan”), SPARTAN PARTNERS HOLDINGS, LLC, a Michigan limited liability company (“Spartan Holdings”), SPARTAN PARTNERS SERVICES LLC, a Michigan limited liability company (“Spartan Services”), SPARTAN PARTNERS PROPERTIES LLC, a Michigan limited liability company (“Spartan Properties”), SPARTAN PARTNERS LICENSING LLC, a Michigan limited liability company (“Spartan Licensing”), WDB HOLDING MI, INC., a Delaware corporation (“WDB Holding”), AEY HOLDINGS, LLC, a Michigan limited liability company (“AEY Holdings”), KISA ENTERPRISES MI INC., a Michigan corporation (“KISA”), STADIUM VENTURES INC., a Michigan corporation (“Stadium”), THRIVE ENTERPRISES LLC, a Michigan limited liability company (“Thrive”; together with Parent, Gage Innovations, Cookies, Rivers, Rivers South, RI SPE, Spartan, Spartan Holdings, Spartan Services, Spartan Properties, Spartan Licensing, WDB Holding, AEY Holdings, KISA and Stadium, each a “Borrower” and collectively, jointly and severally, “Borrowers”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”), CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company (“Chicago Atlantic”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), Chicago Atlantic, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, each, an “Agent” and collectively, “Agents”).

Recitals:

WHEREAS, reference is made to that certain Credit Agreement dated as of November 22, 2021, as amended by that certain Joinder, First Amendment to Credit Agreement and Security Agreements and Consent dated as of August 10, 2022, as further amended by that certain Joinder and Second Amendment to Credit Agreement and Security Agreements dated as of November 29, 2022 (collectively, the “Existing Credit Agreement”), and as amended by this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among Borrowers, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and Agents;

WHEREAS, the Credit Parties have requested that Agents and Required Lenders agree to amend certain provisions of the Existing Credit Agreement, and, subject to the terms and conditions set forth herein, Agents and the Lenders party hereto have agreed to such requests;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Amendments to Credit Agreement. Subject to the terms and conditions set forth herein (including, but not limited to, the conditions contained in Section 4 hereof), the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in this Section 1. For the avoidance of doubt, all other Exhibits to the Existing Credit Agreement shall not be modified or otherwise affected by this Amendment.

(a)
Section 1.01 of the Existing Credit Agreement, Defined Terms, is hereby modified and amended by amending and restating the definition of “Change of Control” in its entirety as follows:

““Change of Control” shall mean an event or series of events by which (a) other than in connection with the TSX Transaction, there is a report filed with any securities commission or securities regulatory authority in Canada, disclosing that any offeror (as such term is defined in section 1.1 of Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids) has acquired beneficial ownership (within the meaning of the Securities Act) of, or the power to exercise control or direction over, or securities convertible into, any Voting Stock of Parent, that together with the offeror’s securities (as such term is defined in section 1.1 of Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids) in relation to any Voting Stock of Parent, would constitute Voting Stock representing more than 50.1% of the total voting power attached to all Voting Stock of Parent then outstanding; (b) other than in connection with the TerrAscend Transaction, there is consummated any amalgamation, consolidation, statutory arrangement (involving a business combination) or merger of Parent (i) in which Parent is not the continuing or surviving corporation or (ii) pursuant to which any Voting Stock would be reclassified, changed or converted into or exchanged for cash, securities or other property, other than

(x) (in each case) an amalgamation, consolidation, statutory arrangement or merger of Parent in which the holders of the Voting Stock immediately prior to the amalgamation, consolidation, statutory arrangement or merger have, directly or indirectly, more than 50.10% of the Voting Stock of the continuing or surviving corporation immediately after such transaction, and (y) the TSX Transaction; (c) (i) prior to the consummation of the TerrAscend Transaction, there occurs any other change of control of Parent as it exists as at the date of this Agreement other than in connection with the TerrAscend Transaction, and (ii) upon and after the consummation of the TerrAscend Transaction, TerrAscend shall cease to own and control, directly or indirectly, free and clear of all Liens or other encumbrances (other than Permitted Liens arising by operation of law), at least 51.00% of the Capital Stock of Parent; (d) other than in connection with the TSX Transaction, during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period,

(ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (e) any Borrower shall cease to own and control, directly or indirectly, free and clear of all Liens or other encumbrances (other than Permitted Liens arising by operation of law and Liens created pursuant to any Credit Document), (i) at least the percentage of the Capital Stock of each of its Subsidiaries held by such Borrower on the Second Amendment Date and (ii) 100.00% of the Capital Stock of each of its Subsidiaries formed or acquired after the Second Amendment Date; and (f) TerrAscend USA shall cease to own and control, directly or indirectly, free and clear of all Liens or other encumbrances (other than Permitted Liens arising by operation of law and Liens created pursuant to any Credit Document) 100% of the Capital Stock of WDB Holding. For the avoidance of doubt, the TerrAscend

Transaction shall not constitute a Change of Control and the TSX Transaction shall not constitute a Change of Control.”

(b)
Section 1.01 of the Existing Credit Agreement, Defined Terms, is hereby further modified and amended by adding the following defined terms in the appropriate alphabetical locations:

““Contested 2021 Michigan Taxes” means the income Taxes assessed against AEY Capital, AEY Holdings and Thrive Enterprises by the Michigan Department of Treasury in an aggregate amount equal to approximately $3,374,930 for the fiscal year ending December 31, 2021, which are being contested in good faith and by proper proceedings and as to which the Credit Parties are maintaining adequate reserves with respect thereto in accordance with Applicable Accounting Standards.

“TSX Transaction” means, collectively, the implementation of the following, with the intention of enabling TerrAscend to list its common shares on the Toronto Stock Exchange: (a) the amendment to the articles of Parent in order to create multiple classes of shares, including, a class of non-voting and non-participating shares (the “Non-Voting Shares”) that are exchangeable into Class A common shares (“Class A Shares”) of Parent, as evidenced by the Certificate of Amendment dated as of April 14, 2023; (b) an investment from a third-party investor, TERINVEST LLC, a Delaware limited liability company “TerInvest”), for Class A Shares which will result in all of the shares of Parent held by TerrAscend immediately prior to the closing of such investment being exchanged for Non- Voting Shares such that TerrAscend no longer has voting control of Parent, but TerrAscend will retain an ownership interest in Parent through its Non-Voting Shares of approximately 99.5% on a pro forma, as-converted basis; (c) Parent and TerrAscend entering into that certain Protection Agreement dated as of April 20, 2023; (d) Parent, TerrAscend and TerInvest entering into that certain Side Letter Agreement dated as of April 20, 2023; (e) the restructuring of the board of directors of Parent such that Ari Unterman, Keith Stauffer and Ziad Ghanem will resign as directors and Jason Wild and Michael Fedida will be appointed as the only members of the board of directors of Parent; and (f) the conversion of Parent from a Canadian federal corporation to an Ontario corporation.”

(c)
Section 7.10 of the Existing Credit Agreement, Tax Returns and Payments, is hereby modified and amended by amending and restating such Section in its entirety as follows:

“SECTION 7.10 Tax Returns and Payments. Each Credit Party and its Subsidiaries has timely filed or caused to be timely filed all Tax returns and reports required to have been filed (and all such Tax returns are true, complete and correct in all material respects) and has paid or caused to be paid all Taxes required to have been paid by it prior to becoming delinquent, except (a) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which the Credit Party or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with Applicable Accounting Standards, and (b) Contested 2021 Michigan Taxes. There are no proposed or pending tax assessments, deficiencies, audits or other proceedings with respect to any material amount of Taxes other than with respect to the Contested 2021 Michigan Taxes. None of the Credit Parties nor any of their Subsidiaries has ever “participated” in a “reportable transaction” within the meaning of Section 1.6011-4 of the Treasury Regulations or was subject to reporting pursuant to Section 237.3 of the ITA. None of the Credit Parties nor any of their Subsidiaries is a party to any tax sharing or similar agreement. No Lien has been filed and no material claim is being asserted, with respect to any such Tax, fee, or other charge.”

(d)
Section 8.04 of the Existing Credit Agreement, Payment of Taxes, is hereby modified and amended by amending and restating such Section in its entirety as follows:

“SECTION 8.04 Payment of Taxes. The Credit Parties will timely pay and discharge, and will cause each of their respective Subsidiaries to timely pay and discharge, all Taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits, or upon any properties belonging to it, prior to the date on which such Tax, assessment or governmental charge is delinquent, and all lawful claims that, if unpaid, could reasonably be expected to become a Lien having priority over Collateral Agent’s Liens (other than Permitted Liens) or an otherwise material Lien upon any properties of the Credit Parties or any of their respective Subsidiaries; provided that none of the Credit Parties or any of their respective Subsidiaries shall be required to pay any such Tax, assessment, charge, levy or claim that (a) is being contested in good faith and by proper proceedings that stays execution and as to which such Credit Party has maintained adequate reserves with respect thereto in accordance with Applicable Accounting Standards, or (b) the Contested 2021 Michigan Taxes.”

(e)
Section 9.01 of the Credit Agreement, Limitation on Indebtedness, is hereby modified and amended by (i) deleting “and” after clause (n) thereof, (ii) deleting “.” after clause (o) thereof and in place thereof inserting “; and” and (iii) adding the following clause (p) immediately after clause (o):

“(p) to the extent constituting Indebtedness, the Contested 2021 Michigan Taxes.”

(f)
Section 9.02 of the Credit Agreement, Limitation on Liens, is hereby modified and amended by amending and restating clause (h) in its entirety as follows:

“(h) Liens for Taxes, assessments or other governmental charges or levies (excluding any Lien imposed pursuant to the provisions of ERISA) (i) that are not yet due and payable, (ii) relate to the Contested 2021 Michigan Taxes, or (iii) that are being diligently contested in good faith by appropriate proceedings that stays execution and for which adequate reserves in accordance with Applicable Accounting Standards shall have been established on its books;”

2.
Representations, Warranties and Acknowledgments of Borrowers. In order to induce the Lenders and Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each Borrower hereby represents and warrants to the Lenders and Agents on and as of the date hereof that, subject to Section 13.01 of the Credit Agreement:

(a)
Each such Person (i) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(b)
Each such Person has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Each such Person has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Person enforceable against each such Person that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(c)
None of (i) the execution, delivery and performance by any such Person of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof, and (ii) the consummation of the Transactions or the other Credit Documents will (A) contravene any applicable provision of any material Applicable Law of any Governmental Authority, (B) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any such Person (other than Liens created under the Credit Documents) pursuant to,

(1) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (2) any other Material Contract, in the case of any of clauses (1) and (2) to which any such Person is a party or by which it or any of its property or assets is bound or (C) violate any provision of the Organization Documents or Permit of any such Person, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (B), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(d)
No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by any such Person of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by any of the Credit Parties party thereto. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties of their Obligations under this Amendment and the other Credit Documents.

(e)
The representations and warranties of each such Person set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(f)
After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.
Reaffirmation of Obligations. Each of the Existing Borrowers hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement, and agrees that this Amendment does not operate to reduce or discharge any Borrower’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of the Collateral Agent pursuant to each of the Security Documents. Each Borrower hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.

4.
Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date of this Amendment when, and only when, Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:

(a)
counterparts of this Amendment, duly executed each Borrower, Agents and the

Lenders;

(b)
the Ratification and Reaffirmation of Guaranty and Pledge Agreement, duly executed by TerrAscend Guarantors;

(c)
a certificate for each Borrower and each TerrAscend Guarantor, duly executed and delivered by an Authorized Officer of each such Person, as to: (i) resolutions of each such Person’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents applicable to such Person and the execution, delivery and performance of each Credit Document, in each case, to be executed by such Person; (ii) the incumbency and signatures of its Authorized Officers and any other of its officers, members, managers or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person; (iii) each such Person’s Organization Documents, as amended, modified or supplemented as of the date hereof, certified by the appropriate officer or official body of the jurisdiction of organization of such Person, or, for each of clauses (i), (ii) and (iii) above, a confirmation that such documents have not changed since the most recent certification to Administrative Agent and (iv) certificates of good standing or letter of status (or the local equivalent thereof, if applicable) with respect to such Person, each dated within a recent date prior to the date hereof, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Person, which certificate shall indicate that such Person is in good standing in such jurisdiction;

(d)
payment in cash by Borrowers of (i) an amendment fee in an amount equal to

$175,000, (ii) all costs and expenses incurred by Agents in connection with the preparation, execution, and delivery of this Amendment and each other Credit Documents executed in connection herewith or relating hereto and (iii) all other costs and expenses due and payable to any Agent pursuant to Section 12.05 of the Credit Agreement (including the fees, disbursements and other charges of counsel to Agents as provided therein), in each case, as set forth in that certain Disbursement Letter duly executed by Borrowers; and

(e)
such other documents and opinions to be executed or delivered by the Credit Parties as may be reasonably requested by the Administrative Agent.

5.
Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

6.
Miscellaneous.

(a)
Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(b)
Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.

(c)
Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(d)
Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 8 hereof, this Amendment shall become effective when it shall have been executed by Agents and when Agents shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(f)
Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. On and after the date hereof, each reference in either Security Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to such Security Agreement, and each reference in the other Credit Documents to the “U.S. Security Agreement”, the “Canadian Security Agreement”, “Security Agreements”, “thereunder”, “thereof” or words of like import referring to either or both of the Security Agreements shall mean and be a reference to the applicable Security Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Existing Credit Agreement, the Security Agreements and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement, either Security Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

7.
Construction. This Amendment has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

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DocuSign Envelope ID: 42A17D72-15E4-4636-BA00-315004888A9B

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the date hereof.

BORROWERS AND GUARANTORS:

TERRASCEND GROWTH CORP., a Canadian

federal corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Chief Financial Officer

GAGE INNOVATIONS CORP., a Canadian federal corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Chief Financial Officer

COOKIES RETAIL CANADA CORP., a Canadian

federal corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Chief Financial Officer

RIVERS INNOVATIONS, INC., a Delaware

corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

RIVERS INNOVATIONS US SOUTH LLC, a

Delaware limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

RI SPE 1 LLC, a Delaware limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

Third Amendment to Credit Agreement and Security Agreements

DocuSign Envelope ID: 42A17D72-15E4-4636-BA00-315004888A9B

SPARTAN PARTNERS CORPORATION, a

Michigan corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

SPARTAN PARTNERS HOLDINGS, LLC, a

Michigan limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

SPARTAN PARTNERS SERVICES LLC, a

Michigan limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

SPARTAN PARTNERS PROPERTIES LLC, a

Michigan limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

SPARTAN PARTNERS LICENSING LLC, a

Michigan limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

WDB HOLDING MI, INC., a Delaware corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

Third Amendment to Credit Agreement and Security Agreements

DocuSign Envelope ID: 42A17D72-15E4-4636-BA00-315004888A9B

AEY HOLDINGS, LLC, a Michigan limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

KISA ENTERPRISES MI INC., a Michigan

corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

STADIUM VENTURES INC., a Michigan corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

THRIVE ENTERPRISES LLC, a Michigan limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Its: Authorized Signatory

Third Amendment to Credit Agreement and Security Agreements

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By: Name: Peter Sack

Title: Authorized Person

LENDERS:

CHICAGO ATLANTIC LINCOLN, LLC, as

successor to Chicago Atlantic Real Estate Finance, Inc.

By: Name: Peter Sack

Title: Authorized Person

CHICAGO ATLANTIC CREDIT OPPORTUNITIES, LLC

By: Name: Peter Sack

Title: Authorized Signatory

Third Amendment to Credit Agreement

LENDERS:

INTREPID INCOME FUND

By: Name:

Title:

INTREPID CAPITAL FUND

By: Name:

Title

Third Amendment to Credit Agreement